Exhibit 99.2

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Moleculin Biotech, Inc. 2024 Stock Plan

Incentive Stock Option Agreement

The employee identified below has been selected to be a Participant in the Moleculin Biotech, Inc. 2024 Stock Plan(the “2024 Plan”) and has been granted an Incentive Stock Option as outlined below:

Participant:

Date of Grant:

Shares Covered by the Option:

Option Exercise Price:                   $

Expiration Date:

Vesting Schedule: The Option shall vest in ____________equal installments (or ______shares each installment) on each of the succeeding __________anniversary dates of the Date of Grant (i.e. the first such installment shall vest on the first anniversary of the Date of Grant), provided Participant is providing services to the Company on such vesting date(s).

This Agreement, effective as of the Date of Grant set forth above, is between Moleculin Biotech, Inc., a Delaware corporation (the “Company”), and the Participant named above. The parties hereto agree as follows:

The 2024 Plan provides a complete description of the terms and conditions governing the Option. If there is any inconsistency between the terms of this Agreement and the terms of the 2024 Plan, the 2024 Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the 2024 Plan, unless otherwise set forth herein. A copy of the 2024 Plan is attached hereto and the terms of the 2024 Plan are hereby incorporated by reference.

1.    Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the 2024 Plan, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant an Option to purchase from the Company the number of shares of Common Stock, at the exercise price per share, and on the schedule, set forth above. The grant is intended to be an incentive stock option as that term is described in Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.    Acceptance by Participant. The exercise of the Option is conditioned upon the acceptance of this Agreement by the Participant.

3.    Exercise of Option. Subject to Section 4 below, the Participant may exercise the vested portion of the Option at any time prior to the Expiration Date. Written notice of an election to exercise any portion of the Option shall be given by the Participant, or his or her personal representative in the event of the Participant’s death, to the Company’s Chief Financial Officer (or Chief Executive Officer if the Participant is the Chief Financial Officer), in accordance with procedures established by the Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised, must be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice and irrevocable instructions to deliver the purchase price to the Company from the proceeds of the sale of shares subject to the Option, (c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of the purchase price and/or (d) by delivery to the Company of other Common Stock owned by the Participant that is acceptable to the Company, valued at its then fair market value.

No shares shall be issued upon exercise of the Option until full payment of the exercise price has been made.

If the Fair Market Value of shares subject to the portion of an Option (determined with respect to each Option at the time of grant) that vests during a calendar year exceeds $100,000, the portion of such Option that exceeds this limitation shall be a Non-Qualified Stock Option. Thus, vesting or accelerated vesting of the Option may result in all or any part of the Option being treated as a Non-Qualified Stock Option.

4.    Exercise Upon Termination of Employment. If the Participant’s employment with the Company and all subsidiaries terminates without cause (as determined by the Committee in its sole discretion) and for any reason other than death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of the 90th day after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of employment shall expire as of such date and shall not be exercisable.

If the Participant’s employment with the Company and all subsidiaries terminates due to death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of one year after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of employment shall expire as of such date and shall not be exercisable.

If the Participant’s employment with the Company and all subsidiaries is terminated by the Company for cause (as determined by the Committee in its sole discretion), the Option shall expire on the date of such termination, and no portion shall be exercisable after the date of such termination.

For purposes of this Section 4, (A) “disability” has the meaning, and will be determined, as set forth in the Company’s long term disability program in which the Participant participates, and (B) “retirement” means the Participant’s termination from employment with the Company and all subsidiaries without cause (as determined by the Committee in its sole discretion) when the Participant is 65 or older or 55 or older with 10 years of service with the Company and its subsidiaries.

The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Participant and the Company, and the provisions in such employment or severance agreement concerning exercise of the Option shall supersede any inconsistent or contrary provision of this Section 4.

5.    Confidentiality and Non-Compete Agreement. Notwithstanding any other provision of this Agreement, in the event the Committee determines that the Participant has breached any provision of any confidentiality and/or non-compete agreement in effect between the Participant and the Company, (a) the then outstanding and unexercised portion of the Option (whether vested or unvested) shall be cancelled and forfeited back to the Company and (b) the Participant shall remit to the Company within 30 days of written notice from the Committee a cash payment equal to the number of shares of Common Stock subject to the portion of the Option that was previously exercised, multiplied by the excess of the fair market value of the Common Stock on the date of exercise over the Option Exercise Price. The Company shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Participant.

6.    Nontransferability of Options. The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

7.    Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Option is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

8.    Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the Option and this Agreement until such time as the exercise price has been paid and the shares have been issued and delivered to him or her.

9.    Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Participant to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

10.    Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of, the 2024 Plan and this Agreement, all of which shall be binding upon the Participant.

11.    Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

*       *       *

By accepting this Agreement, the Participant agrees to be bound by the terms hereof.

Moleculin Biotech, Inc.

By:

Title:
Participant

By:

Print Name:

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Moleculin Biotech, Inc. 2024 Stock Plan

Non-Qualified Stock Option Agreement (for individuals other than independent directors)

The employee identified below has been selected to be a Participant in the Moleculin Biotech, Inc. 2024 Stock Plan (the “2024 Plan”) and has been granted a Non-Qualified Option as outlined below:

Participant:

Date of Grant:

Shares Covered by the Option:

Option Exercise Price:                   $

Expiration Date:

Vesting Schedule: The Option shall vest in __________equal installments (or ________shares each installment) on each of the succeeding __________ anniversary dates of the Date of Grant (i.e. the first such installment shall vest on the first anniversary of the Date of Grant), provided Participant is providing services to the Company on such vesting date(s).

This Agreement, effective as of the Date of Grant set forth above, is between Moleculin Biotech, Inc., a Delaware corporation (the “Company”), and the Participant named above. The parties hereto agree as follows:

The 2024 Plan provides a complete description of the terms and conditions governing the Option. If there is any inconsistency between the terms of this Agreement and the terms of the 2024 Plan, the 2024 Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the 2024 Plan, unless otherwise set forth herein. A copy of the 2024 Plan is attached hereto and the terms of the 2024 Plan are hereby incorporated by reference.

1.    Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the 2024 Plan, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant an Option to purchase from the Company the number of shares of Common Stock, at the exercise price per share, and on the schedule, set forth above.

2.    Acceptance by Participant. The exercise of the Option is conditioned upon the acceptance of this Agreement by the Participant.

3.    Exercise of Option. Subject to Section 4 below, the Participant may exercise the vested portion of the Option at any time prior to the Expiration Date. Written notice of an election to exercise any portion of the Option shall be given by the Participant, or his personal representative in the event of the Participant’s death, to the Company’s Chief Financial Officer (or Chief Executive Officer if the Participant is the Chief Financial Officer), in accordance with procedures established by the Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised, and of an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements, must be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice and irrevocable instructions to deliver the purchase price or withholding tax to the Company from the proceeds of the sale of shares subject to the Option, (c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of the purchase price or the tax to be withheld and/or (d) by delivery to the Company of other Common Stock owned by the Participant that is acceptable to the Company, valued at its then fair market value.

No shares shall be issued upon exercise of the Option until full payment of the exercise price and tax withholding obligation has been made.

4.    Exercise Upon Termination of Employment. If the Participant’s employment with the Company and all subsidiaries terminates without cause (as determined by the Committee in its sole discretion) and for any reason other than death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of the 90th day after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of employment shall expire as of such date and shall not be exercisable.

If the Participant’s employment with the Company and all subsidiaries terminates due to death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of one year after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of employment shall expire as of such date and shall not be exercisable.

If the Participant’s employment with the Company and all subsidiaries is terminated by the Company for cause (as determined by the Committee in its sole discretion), the Option shall expire on the date of such termination, and no portion shall be exercisable after the date of such termination.

For purposes of this Section 4, (A) “disability” has the meaning, and will be determined, as set forth in the Company’s long term disability program in which the Participant participates, and (B) “retirement” means the Participant’s termination from employment with the Company and all subsidiaries without cause (as determined by the Committee in its sole discretion) when the Participant is 65 or older or 55 or older with 10 years of service with the Company and its subsidiaries.

The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Participant and the Company, and the provisions in such employment or severance agreement concerning exercise of the Option shall supersede any inconsistent or contrary provision of this Section 4.

5.    Confidentiality and Non-Compete Agreement. Notwithstanding any other provision of this Agreement, in the event the Committee determines that the Participant has breached any provision of any confidentiality and/or non-compete agreement in effect between the Participant and the Company, (a) the then outstanding and unexercised portion of the Option (whether vested or unvested) shall be cancelled and forfeited back to the Company and (b) the Participant shall remit to the Company within 30 days of written notice from the Committee a cash payment equal to the number of shares of Common Stock subject to the portion of the Option that was previously exercised, multiplied by the excess of the fair market value of the Common Stock on the date of exercise over the Option Exercise Price. The Company shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Participant.

6.    Nontransferability of Options. The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

7.    Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Option is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

8.    Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the Option and this Agreement until such time as the exercise price has been paid and the shares have been issued and delivered to him or her.

9.    Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Participant to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

10.    Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of, the 2024 Plan and this Agreement, all of which shall be binding upon the Participant.

11.    Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

*       *       *

By accepting this Agreement, the Participant agrees to be bound by the terms hereof.

Moleculin Biotech, Inc.

By:

Title:

Participant

By:

Print Name:

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Moleculin Biotech, Inc. 2024 Stock Plan

Non-Qualified Stock Option Agreement (for non-employee Directors)

The director identified below has been selected to be a Participant in the Moleculin Biotech, Inc. 2024 Stock Plan (the “2024 Plan”) and has been granted a Non-Qualified Option as outlined below:

Participant:

Date of Grant:

Shares Covered by the Option:

Option Exercise Price:                   $

Expiration Date:

Vesting Schedule: The Option shall vest in four (4) equal quarterly installments (or ______ shares per installment) on each of the succeeding four quarters after the Date of Grant, provided Participant is serving as a member of the Company’s Board of Directors on such vesting dates.

This Agreement, effective as of the Date of Grant set forth above, is between Moleculin Biotech, Inc., a Delaware corporation (the “Company”), and the Participant named above. The parties hereto agree as follows:

The 2024 Plan provides a complete description of the terms and conditions governing the Option. If there is any inconsistency between the terms of this Agreement and the terms of the 2024 Plan, the 2024 Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the 2024 Plan, unless otherwise set forth herein. A copy of the 2024 Plan is attached hereto and the terms of the 2024 Plan are hereby incorporated by reference.

12.    Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the 2024 Plan, and in consideration of the agreements of the Participant herein provided, the Company hereby grants to the Participant an Option to purchase from the Company the number of shares of Common Stock, at the exercise price per share, and on the schedule, set forth above.

13.    Acceptance by Participant. The exercise of the Option is conditioned upon the acceptance of this Agreement by the Participant.

14.    Exercise of Option. Subject to Section 4 below, the Participant may exercise the vested portion of the Option at any time prior to the Expiration Date. Written notice of an election to exercise any portion of the Option shall be given by the Participant, or his personal representative in the event of the Participant’s death, to the Company’s Chief Financial Officer (or Chief Executive Officer if the Participant is the Chief Financial Officer), in accordance with procedures established by the Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised, and of an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements, must be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice and irrevocable instructions to deliver the purchase price or withholding tax to the Company from the proceeds of the sale of shares subject to the Option, (c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of the purchase price or the tax to be withheld and/or (d) by delivery to the Company of other Common Stock owned by the Participant that is acceptable to the Company, valued at its then fair market value.

No shares shall be issued upon exercise of the Option until full payment of the exercise price and tax withholding obligation has been made.

15.    Exercise Upon Termination of Service. If the Participant’s service as a member of the Company’s Board of Directors terminates for any reason other than death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of the 90th day after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of service shall expire as of such date and shall not be exercisable.

If the Participant’s service as a member of the Company’s Board of Directors terminates due to death, disability or retirement, the then vested portion of the Option shall continue to be exercisable until the earlier of one year after the date of the Participant’s termination or the date the Option expires by its terms. The portion of the Option not vested as of the date of such termination of service shall expire as of such date and shall not be exercisable.

For purposes of this Section 4, (A) “disability” has the meaning, and will be determined, as set forth in the Company’s long term disability program in which the Participant participates, and (B) “retirement” means the Participant’s termination from service as a member of the Company’s Board of Directors when the Participant is 65 or older or 55 or older with 10 years of service with the Company and its subsidiaries.

The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Participant and the Company, and the provisions in such employment or severance agreement concerning exercise of the Option shall supersede any inconsistent or contrary provision of this Section 4.

16.    Confidentiality and Non-Compete Agreement. Notwithstanding any other provision of this Agreement, in the event the Committee determines that the Participant has breached any provision of any confidentiality and/or non-compete agreement in effect between the Participant and the Company, (a) the then outstanding and unexercised portion of the Option (whether vested or unvested) shall be cancelled and forfeited back to the Company and (b) the Participant shall remit to the Company within 30 days of written notice from the Committee a cash payment equal to the number of shares of Common Stock subject to the portion of the Option that was previously exercised, multiplied by the excess of the fair market value of the Common Stock on the date of exercise over the Option Exercise Price. The Company shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Participant.

17.    Nontransferability of Options. The Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

18.    Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Option is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Board, and will be effective only when filed by the Participant in writing with the Board during his or her lifetime. In the absence of any such designation, or if all beneficiaries predecease the Participant, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

19.    Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to the Option and this Agreement until such time as the exercise price has been paid and the shares have been issued and delivered to him or her.

20.    Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Participant to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

21.    Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of, the 2024 Plan and this Agreement, all of which shall be binding upon the Participant.

22.    Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

*       *       *

By accepting this Agreement, the Participant agrees to be bound by the terms hereof.

Moleculin Biotech, Inc.

By:

Title:

Participant

By:

Print Name:

THIS DOCUMENT CONSTITUTES PART OF THE SECTION 10(a) PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

Moleculin Biotech, Inc. 2024 Stock Plan

Restricted Stock Unit Award Agreement (for Key Employees)

A Restricted Stock Unit (“RSU”) Award (the “Award”) is hereby granted by Moleculin Biotech, Inc., a Delaware corporation (the “Company”), to the Key Employee named below (the “Grantee”), relating to the Common Stock of the Company:

Key Employee         :
Date of Award:
Number of RSUs Subject to Award:
End of Vesting Period:

The Award shall be subject to the following terms and conditions and the provisions of the Moleculin Biotech, Inc. 2024 Stock Plan (the “2024 Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference:

1.    Grant of Award. The Company hereby grants to the Grantee the Award of RSUs. An RSU is the right, subject to the terms and conditions of the 2024 Plan and this Agreement, to receive a distribution of one share of Common Stock.

2.    Acceptance by Grantee. The receipt of the Award is conditioned upon its acceptance by the Grantee in the space provided therefor at the end of this Agreement and the return of an executed copy of this Agreement to the Secretary of the Company. If the Grantee shall fail to return this executed Agreement, the Grantee’s Award shall be forfeited to the Company.

3.    RSU Account. The Company shall maintain an account (the “RSU Account”) on its books in the name of the Grantee which shall reflect the number of RSUs awarded to the Grantee and any dividend equivalents paid to the Grantee as described in Section 4.

4.    Dividend Equivalents. Upon the payment of any dividends on Common Stock occurring during the period beginning on the date of the Award and ending on the date the RSUs are settled in Common Stock (or the date the RSUs are forfeited), the Company shall credit the Grantee’s RSU Account with an amount equal in value to the dividends that the Grantee would have received had the Grantee been the actual owner of the number of shares of Common Stock represented by the RSUs in the Grantee’s RSU Account on that date. Such amounts shall be paid to the Grantee in cash at the time and to the extent the RSU Account is distributed to the Grantee. Any dividend equivalents relating to RSUs that are forfeited shall also be forfeited.

5.    Nontransferability. Except as set forth in Section 12 of the 2024 Plan, neither the Award nor any of the RSUs subject to the Award may be sold, assigned, pledged, encumbered or otherwise transferred, voluntarily or involuntarily. Any attempted sale, assignment, pledge, encumbrance or transfer of the Award, other than in accordance with its terms, shall be void and of no effect.

6.    Vesting.

(a)    Except as set forth in (b) and (c) below, the Grantee shall become vested in the Award as follows: _________________________

(b)    If the Grantee’s employment with the Company and all Subsidiaries terminates for any reason, unvested RSUs subject to the Award shall be forfeited to the Company, and the Grantee’s rights, title and interest with respect to such forfeited RSUs shall automatically lapse and be of no further force or effect. The Grantee hereby irrevocably designates and appoints the Secretary of the Company as the Grantee’s agent and attorney in fact, to act for or on behalf of the Grantee and in his name and stead, for the limited purpose of executing any documents and instruments to further evidence the forfeiture of the unvested RSUs.

(c)    The foregoing provisions of this Section 6 shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Grantee and the Company, and the provisions in such employment or severance agreement concerning the vesting of an Award shall supersede any inconsistent or contrary provision of this Section 6.

7.    Settlement of Award. If the Grantee becomes vested in the Award in accordance with Section 6, within 30 days following the date of vesting, the Company shall distribute to the Grantee, or his or her personal representative, beneficiary or estate, as applicable, (a) a number of shares of Common Stock equal to the number of vested RSUs subject to the Award and (b) a cash payment equal to the dividend equivalents that are payable pursuant to Section 4.

8.    Withholding Taxes. The Grantee shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock upon settlement of any vested RSUs covered by the Award. The Company in its sole discretion may permit the payment of additional withholding taxes up to the maximum statutory rate. Payment of such taxes may be made by one or more of the following methods: (a) in cash, (b) in cash received from a broker-dealer to whom the Grantee has submitted a notice and irrevocable instructions to deliver to the Company proceeds from the sale of a portion of the shares deliverable upon settlement of the Award, (c) by delivery to the Company of other Common Stock owned by the Grantee that is acceptable to the Company, valued at its then Fair Market Value, and/or (d) by directing the Company to withhold such number of shares of Common Stock otherwise deliverable upon settlement of the Award with a Fair Market Value equal to the amount of tax to be withheld.

9.    Share Delivery. Delivery of shares of Common Stock upon settlement of the Award will be by book-entry credit to an account in the Grantee’s name established by the Company with the Company’s transfer agent; provided that the Company shall, upon written request from the Grantee (or his estate or personal representative, as the case may be), issue certificates in the name of the Grantee (or his estate or personal representative) representing such Award shares.

10.    Rights as Stockholder. The Grantee shall not be entitled to any of the rights of a stockholder of the Company with respect to the Award, including the right to vote and to receive dividends and other distributions, until and to the extent the Award is settled in shares of Common Stock.

11.    Insider Trading Policy. The sale or transfer of any shares of Common Stock delivered upon settlement of the Award is subject to the provisions of the Company’s Insider Trading Policy, as in effect from time to time.

12.    Recoupment. Notwithstanding any other provision of this Agreement, to the extent required by applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company shall have the right to seek recoupment of all or any portion of an Award (including by forfeiture of any outstanding Award or by the Grantee’s remittance to the Company of vested Award shares or of a cash payment equal to the vested Award shares). The value with respect to which such recoupment is sought shall be determined by the Committee. The Committee shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Grantee.

13.    Employment Status. This Agreement does not give the Grantee the right to be retained as an employee of the Company.

14.    Administration. The Award shall be administered in accordance with such regulations as the Committee shall from time to time adopt.

15.    Plan Governs. If there is any inconsistency between the terms of this Agreement and the terms of the 2024 Plan, the 2024 Plan’s terms shall govern. All capitalized terms shall have the meanings ascribed to them in the 2024 Plan, unless specifically set forth otherwise herein.

16.    Governing Law. This Agreement, and the Award, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

IN WITNESS WHEREOF, this Agreement is executed effective as of the ____ day of _____, 20___.

MOLECULIN BIOTECH, INC.

By:

AGREED AND ACCEPTED:

I acknowledge receipt of the Moleculin Biotech, Inc. 2024 Stock Plan, and hereby accept this Restricted Stock Unit Award subject to all the terms and conditions thereof. I agree to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions arising under the 2024 Plan or this Award Agreement.

GRANTEE

Print Name:

Signature:

Date: